American Century Investment Trust

Statement of Additional Information Supplement

Core Plus Fund ¡ Diversified Bond Fund
NT Diversified Bond Fund ¡ High-Yield Fund
Inflation Protection Bond Fund ¡ Premium
Money Market Fund ¡ Prime Money Market Fund
Short Duration Fund

Supplement dated June 24, 2010 ¡ Statement of Additional Information dated August 1, 2009

The entry for Michael Difley in the Accounts Managed table on page 52 of the statement of additional information is deleted.

Effective June 29, 2010.

The following entry is added to the Accounts Managed table on page 52. This information is provided as of June 18, 2010.

Accounts Managed
		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts including incubation strategies and corporate money)
Kevin Akioka	Number of Accounts	1	0	0
	Assets	$264.5 million(1)	N/A	N/A

1	Includes $264.5 million in High-Yield.

The entry for Michael Difley in the Ownership of Securities table on page 55 of the statement of additional information is deleted.

The following sentence is added under the Ownership of Securities section on page 55.

As a new member of the management team for the High-Yield Fund, Kevin Akioka does not beneficially own any shares of the fund.

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

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